The Wnt Company – Powering Regeneration 2021 © 2021 Surrozen, Inc. Exhibit 99.2

Legal Disclaimers © 2021 Surrozen, Inc. This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination’”) between Consonance-HFW Acquisition Corp. (“CHFW”) and Surrozen, Inc. (“Surrozen” or the “Company”). The information contained herein does not purport to be all-inclusive and none of CHFW, Surrozen, J.P. Morgan Securities LLC (“JPM”) or BofA Securities, Inc. (“BofA”) nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. Forward–looking statements. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or CHFW’s or Surrozen’s future financial or operating performance. For example, statements concerning the following include forward-looking statements: Surrozen’s ability to identify, develop and commercialize drug candidates; the initiation, cost, timing, progress and results of research and development activities, preclinical or and clinical trials with respect to SZN-1326, SZN-043, and potential future drug candidates; estimates of Surrozen’s total addressable market, future revenue, expenses, capital requirements and its needs for additional financing; Surrozen’s ability to advance SZN-1326, SZN-043, or other future product candidates into, and successfully complete, preclinical studies and clinical studies; and the potential effects of the Business Combination on CHFW and Surrozen and related capital raising activities. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CHFW and its management, and Surrozen and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CHFW’s final prospectus relating to its initial public offering, dated November 18, 2020, and other filings with the SEC, including its Annual Report on Form 10-K filed on March 31, 2021 (the “Annual Report”), as well as factors associated with companies, such as Surrozen, that are engaged in preclinical studies and other research and development activities in the biopharma industry, including uncertainty in the timing or results of preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including any delays and other impacts from the COVID-19 pandemic. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither CHFW nor Surrozen undertakes any duty to update these forward-looking statements. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Surrozen’s own internal estimates and research. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Surrozen believes its internal research is reliable, such research has not been verified by any independent source. This Presentation contains certain financial, including pro forma, information of the Company. Neither the Company’s independent auditors, nor the independent registered public accounting firms of CHFW, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

Legal Disclaimers © 2021 Surrozen, Inc. Additional Information. In connection with the proposed Business Combination, CHFW intends to file with the SEC a registration statement on Form S-4 , which will include a prospectus with respect to the securities of CHFW to be issued in connection with the business combination to Surrozen stockholders and as well as a proxy statement with respect to the shareholder meeting of CHFW to vote on the business combination and related matters. After the registration statement is declared effective, CHFW will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. CHFW ‘s shareholders, Surrozen stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Surrozen, CHFW and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of CHFW as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Consonance-HFW Acquisition Corp., 1 Palmer Square, Suite 305, Princeton, NJ 08540. Participants in the Solicitation. CHFW and its directors and executive officers may be deemed participants in the solicitation of proxies from CHFW ‘s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CHFW is contained in CHFW’s Annual Report, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Consonance-HFW Acquisition Corp., 1 Palmer Square, Suite 305, Princeton, NJ 08540. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. No offer or Solicitation. This communication is for informational purposes only and does not constitute a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Experienced Management and World-Renowned Scientific Advisors

MANAGEMENT TEAM

Craig Parker, MBA
CEO and President
Immunex, Human Genome Sciences, Geron

Trudy Vanhove, MD, Ph.D., MBA
Chief Medical Officer
Jazz Pharmaceuticals, Abbott, XOMA

Charles Williams
Chief Financial Officer
Jazz Pharmaceuticals, MAP Pharmaceuticals, Inc., CV Therapeutics

Wen-Chen Yeh, MD, Ph.D.
Chief Scientific Officer
Amgen

Reza Afkhami, MBA
VP, Corporate Development and Strategy
Prothena, CV Therapeutics

Yang Li, Ph.D.
SVP, Biology
Amgen

Christine McKinley
VP, Human Resources
Genentech

Sheela Mohan-Peterson, JD, MS
VP, Legal
Merck

BOARD OF DIRECTORS

Tim Kutzkey, Ph.D
Chairman, Surrozen, Managing Partner, The Column Group

Anna Berkenblit, MD, MMS
SVP and Chief Medical Officer, Immunogen, Inc.

Mary Haak-Frendscho, PhD
President and CEO, Spotlight Therapeutics

David Goeddel, Ph.D.
Managing Partner, The Column Group

Craig Parker
CEO, Surrozen

David Woodhouse, Ph.D.
CEO, NGM Bio

Shao-Lee Lin, MD, PhD
Founder & CEO, ACELYRIN

SCIENTIFIC ADVISORS

Hans Clevers, MD, Ph.D.
Hubrecht Institute, Princess Maxima Center for Pediatric Oncology; Surrozen Founder

Roel Nusse, Ph.D.
Stanford University School of Medicine; Surrozen Founder

Bart Williams, Ph.D.
Van Andel Research Institute

Christopher Garcia, Ph.D.
Stanford University School of Medicine; Surrozen Founder

Willard H. Dere, MD
University of Utah Health Sciences Center

Calvin Kuo, MD, Ph.D.
Stanford University; Surrozen Founder

Harold Varmus, MD
Weill Cornell Medicine

SURROZEN
© 2021 Surrozen, Inc.
4

Potential First-in-Class Pioneers in discovering and developing therapeutics that selectively activate the Wnt signaling pathway Highlights © 2021 Surrozen, Inc. Potential for Establishing a New Treatment Paradigm in a Broad Spectrum of Therapeutic Areas  Tissue selective regeneration for GI tract, liver, retina, cornea, kidney, lung, and pancreas Two Proprietary Platforms Broad libraries of receptor specific antibodies enable rapid deployment of disease specific candidates Preclinical Proof of Concept Established Cell proliferation, tissue regeneration and functional improvement demonstrated in animal models of multiple diseases Two High-Value Programs Moving Toward the Clinic Inflammatory Bowel Disease (SZN-1326: FIH 2022) and Severe Alcoholic Hepatitis (SZN-043: FIH 2022) Capital Efficient Clinical Development Strategy Both development programs have the potential to provide clinical proof of concept in Phase 1b

Broad Spectrum of Serious Diseases Can Be Targeted with Wnt Biology Potential for Disease Modifying Therapeutics that Can Regenerate Healthy Tissue © 2021 Surrozen, Inc. We believe that Wnt biology offers a mechanism to regenerate healthy tissue and improve organ function Cochlea (Inner Ear Hair Cell) Sensorineural hearing loss Lung (AT1 + AT2) Idiopathic pulmonary fibrosis COPD Kidney (Renal Tubular, Podocytes) Polycystic kidney disease Focal segmental glomerulosclerosis Pancreas (β-cells) Type 1 diabetes Blood Brain Barrier (Endothelial) Stroke Traumatic brain injury Eye (Endothelial, Epithelial, Acinar) Retina: AMD, Diabetic retinopathy Cornea: Fuchs’ endothelial dystrophy, Limbal stem cell deficiency Lacrimal: Severe & sjögren’s dry eye Liver (Hepatocyte) Severe alcoholic hepatitis Decompensated liver cirrhosis GI Tract (Intestinal Epithelium) IBD Short bowel syndrome

© 2021 Surrozen, Inc. Our Novel Approach Overcomes Previous Challenges Technologies, Expertise and Strategy Help Establish a New Paradigm Our antibodies have desirable drug-like properties: Technologies confer desirable PK, stability and manufacturability properties Our mechanisms mimic normal physiologic responses: Antibodies copy natural regeneration and repair process including negative feedback pathways and self-limiting components Identification of diseased tissue sensitivity: Discovered diseased tissue responds to Wnt signaling while we see little or no activity in healthy and non-targeted tissue; no evidence of hyperplasia or dysplasia Wnt biology expertise: Understand, and continue to profile, expression patterns of FZDs, LRPs and R-Spondins across disease states Selective targeting with potency: Achieved individual FZD receptor selectivity and tissue specificity while preserving potency Our strategy limits risk: Focus on severe disease, short term-dosing, and potential local administration There is an approved drug precedent: Romosozumab, an anti-sclerostin antibody, enhances Wnt signaling in bone. Proven safety with one year of dosing in thousands of osteoporosis patients

Founded and operated by key thought leaders within Wnt scientific field Deep understanding of Wnt and disease biology Two antibody technologies: SWAPs and SWEETS Selective Wnt-activating therapeutics to promote tissue regeneration Patents filed on additional novel Wnt technologies Wnt signaling deficiencies profiled in a range of diseases Identified through genetic expression analysis of diseased tissues Integrated, Repeatable, Extendable Wnt Therapeutics Platform © 2021 Surrozen, Inc. Founders, Innovators of Wnt Wnt-Activating Antibodies Wnt Biology in Disease Wnt Biology Expertise Wnt Therapeutics Platform Genetic Mapping Capabilities Focus on diseases with compelling Wnt biology relevance Employ models with translatability to human disease Scientifically Driven Strategy Transform Patient Outcomes

Potential first synthetic, soluble Wnt mimetics The requirement for multivalent binding to confer potency and selectivity Multi-valent bi-specific antibody formats for optimal activity R-Spondin mimetic technology and potential role in regeneration Discoveries form the foundation of our proprietary technologies DISCOVERIES Validation of Our Prominent Role in Wnt Biology Breakthroughs Our Discoveries Have Enabled the Pursuit of Selectively Harnessing Wnt for Regeneration © 2021 Surrozen, Inc. PUBLICATIONS Surrogate Wnt agonists that phenocopy canonical Wnt and ��-catenin signalling Development of Potent, Selective Surrogate Wnt Molecules and Their Application in Defining Frizzled Requirements Tissue-targeted R-spondin mimetics for liver regeneration Structural Basis of Wnt Recognition by Frizzled

© 2021 Surrozen, Inc. Proprietary Technologies Enable Potent, Selective Wnt Signaling SWAPs & SWEETS SWAP Technology SWEETS Technology anti-Lrp VHH anti-Fzd IgG effector-less hIgG1 Antibody Based Bi-Specific Mimics natural Wnt in activating Wnt signaling Applied in disease states with deficient Wnt ligand Can be engineered to be tissue selective Mutated RSPO2 Cell Specific Receptor Effector-less hIgG1 Antibody-based fusion protein Mimics natural R-Spondin in enhancing Wnt signaling Applied in diseases with adequate ligand, but deficient Wnt signaling Can be engineered to be cell selective

Proprietary, Wholly-Owned Portfolio Application of Our Discoveries and Technologies Has Been Highly Productive © 2021 Surrozen, Inc. Moderate to Severe IBD SZN-1326 Fzd5/Lrp6, SWAP SZN-043 E3/ASGR1,SWEETS First in Human 2022 Severe Alcoholic Hepatitis First in Human 2022 Retinal Vasculature Diabetic Retinopathy, Wet AMD INDICATION RESEARCH PRECLINICAL PHASE 1 NEXT ANTICIPATED MILESTONE PHASE 2 PHASE 3 LEAD PROGRAMS TISSUE INDICATIONS DISCOVERY LEAD CANDIDATE PROOF OF CONCEPT RESEARCH PROGRAMS Cornea Fuch’s Dystrophy, Limbal Cell Deficiency RPE Dry AMD Lacrimal Gland Dry Eye, Sjögren’s Lung IPF, COPD Renal Polycystic Kidney Disease, FSGS Intestine Short Bowel Syndrome Cochlea Hearing Loss

© 2021 Surrozen, Inc. anti-Lrp6 VHH anti-Fzd IgG (Fzd5) effector-less hIgG1 SZN-1326 Moderate to Severe IBD

SZN-1326 – Intestine Targeted Epithelial Restoration

Mechanism Suggests a Potential New Treatment Paradigm in Inflammatory Bowel Disease



SZN-1326 MOA
Migration
Microbes
Damage to epithelial cell barrier
Microbial invasion
DC
T cells
Activated T cells
Cytokines/Chemokines
Goblet cells
Endocrine cells
Tuft cells
Colonocyte cells
Intestinal stem cells (ISCs)
Wnt ligand
Stromal cells
Fzd5/8
Lrp6
Wnt
SZN-1326

Mechanism

- Selective Wnt activation
- Epithelial repair
- Functional improvement

Anticipated Clinical Development

- 2022 – First in human
- 2022 – Safety
- 2023 – Phase 1b proof-of-concept in UC

SURROZEN
© 2021 Surrozen, Inc.
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SZN-1326 – Potential to Transform Treatment Paradigm in IBD © 2021 Surrozen, Inc. NEED FOR RAPID INDUCTION: current anti-inflammatory biologics can take months to induce clinical remission NEED FOR BETTER EFFICACY ESPECIALLY MUCOSAL HEALING: anti-inflammatory biologics achieve clinical remission in <50% at 52 weeks and low rates of mucosal healing (< 20%) NEED FOR ADDITONAL MECHANISMS: many patients fail first-line anti-inflammatory biologics and subsequently fail 2nd and 3rd line therapies SZN-1326 potential for rapid epithelial restoration and deep mucosal healing Mucosal healing associated with improved clinical outcomes Potential complementary mechanism with current standard of care 2nd line biologics in ulcerative colitis (UC) represent a $4B market in US Potential expansion to moderate to severe Crohn’s Disease representing a 2nd line market of over $7B in the US Opportunity for combination of SZN-1326 with all biological treatments High Unmet Need Differentiated Product Large Market Potential

SZN-1326 – Restores Wnt Signaling in Damaged Intestine

- ☑ **Selective Wnt activation**
- ☐ Epithelial repair
- ☐ Inflammation reduction
- ☐ Functional improvement

Selective Binding Profile



Response (RU)
500
400
300
200
100
0
90
120
150
180
210
240
270
Time (s)
Fzd10
Fzd9
Fzd8
Fzd7
Fzd6
Fzd5
Fzd4
Fzd3
Fzd2
Fzd1

Restores Wnt Signaling in Damaged Intestinal Epithelium



Axin2
No DSS
Normal Wnt Signaling
DSS anti-GFP
Impaired Wnt Signaling
DSS + SZN-1326
Restored Wnt Signaling

SURROZEN

© 2021 Surrozen, Inc.
15

SZN-1326 – Repairs Damaged Colon Epithelium

- ☑ Selective Wnt activation
- ☑ **Epithelial repair**
- ☐ Inflammation reduction
- ☐ Functional improvement


Normal (No DSS Damage)
Damaged (DSS Damage)
Restored (DSS Damage + SZN-1326)

Effects of SZN-1326 Administration

- Repairs damaged colon epithelium in acute and chronic colon injury models
- Restores key cell lineages including colonocytes, goblet cells, and tuft cells
- Restores epithelial tight junctions, which are critical for normal barrier function

SURROZEN

© 2021 Surrozen, Inc.
16

SZN-1326 – Reduces Inflammatory Cytokines

- ☑ Selective Wnt activation
- ☑ Epithelial repair
- ☑ **Inflammation reduction**
- ☐ Functional improvement



Colon TNF-α (pg/mg)
pg/mg
0
1
2
3
4
****
**
**
***
No DSS
Negative Control
0.3 mpk
1 mpk
3 mpk
10 mpk
SZN-1326



Colon IL-6 (pg/mg)
pg/mg
0
50
100
150
200
****
****
****
****
****
No DSS
Negative Control
0.3 mpk
1 mpk
3 mpk
10 mpk
SZN-1326



Colon IL-8 (pg/mg)
pg/mg
0
5
10
15
20
****
****
****
****
****
No DSS
Negative Control
0.3 mpk
1 mpk
3 mpk
10 mpk
SZN-1326

- Reduces key inflammatory cytokines induced by DSS and implicated in human IBD
- Results reproducible in both localized colon tissue and systemic serum samples

SURROZEN
© 2021 Surrozen, Inc.
17

SZN-1326 – Reduces Disease Activity © 2021 Surrozen, Inc. Selective Wnt activation Epithelial repair Inflammation reduction Functional improvement Disease Activity Index (DAI) at Day 10 (BW, fecal score) Body Weight Percent Change at Day 10 Fecal Score at Day 10 SZN-1326 SZN-1326 SZN-1326 SZN-1326 decreases disease activity scores in acute and chronic DSS mouse models: Reverses DSS-induced weight loss Restores normal bowel function

Initial Clinical Development Focus on Ulcerative Colitis

Potential to Expand Into Additional IBD Indications

- Placebo-controlled SAD/MAD in HV: subjects will be dosed for up to 12 weeks IV and SQ (lower dose levels only) either weekly or biweekly
- Placebo-controlled two-part MAD in patients with UC: a dose-escalation part and a dose-expansion part
- Potential proof of epithelial repair and mucosal healing in Phase 1b MAD

	PHASE 1A **SAD/MAD**	PHASE 1B **MAD**	PHASE 2
Population	Healthy	UC Patients	UC Patients
N	Up to 60	Dose Escalation: Up to 24 Expansion (Mono and Combo): Up to 24	120-150
Sites	Australia	Eastern Europe	Worldwide
Early Efficacy		○	○
Inform Dose	○	○	○
Proof of Mechanism		○	○
Safety / PK/ ADA	○	○	○
Additional End-Points	PD markers	CRP, FC, cytokines, histology, stool frequency, rectal bleeding, endoscopy subscore, PD markers	UC-100, clinical remission and response, endoscopic remission, endoscopy subscore, histology, histological remission, QOL, PD markers

SURROZEN

© 2021 Surrozen, Inc.
19

© 2021 Surrozen, Inc. Mutated RSPO2 Anti-ASGR1 IgG Effector-less hIgG1 SZN-043 Severe Liver Disease

SZN-043 – Liver Specific Wnt Activation and Regeneration Potential for First Approved Treatment for Severe Alcoholic Hepatitis © 2021 Surrozen, Inc. Selective Wnt activation Specific hepatocyte proliferation Functional improvement Mechanism 2022 - First in human  2023 – Phase 1b in severe AH Potential for fast-track designation and fast path to approval Anticipated Clinical Development SZN-043 MOA

SZN-043 – Potential to Significantly Improve Patient Outcomes in Severe Alcoholic Hepatitis

High Unmet Need

NO APPROVED DRUGS: SOC: steroids

HIGH MORTALITY: 90-day mortality of 30% due to hepatocyte loss and impaired regeneration leading to liver and organ failure

HEPATOCYTE REGENERATION INCREASES SURVIVAL

LIVER TRANSPLANTS DENIED: Liver transplants available only in certain centers, dearth of livers, costly, denied due to alcoholism

Differentiated Product

SZN-043 directly addresses the underlying pathophysiology of severe AH

SZN-043 potential for rapid hepatocyte regeneration with short-term IV dosing

Rapid induction of hepatocyte proliferation and improved hepatic function in acute and chronic models of hepatocyte destruction and fibrosis

Received $3M NIH grant

Large Market Potential

Estimated 100,000 U.S. hospitalizations due to severe AH in 2021 annually; growing with alcohol use

Potential for expansion to other severe liver diseases: acute liver failure, end-stage liver disease

SURROZEN
© 2021 Surrozen, Inc.
22

SZN-043 Selectively Stimulates Hepatocyte Proliferation

Hepatocyte Proliferation Results in Rapid Improvement in Liver Function

☑ **Selective Wnt activation**

☑ **Hepatocyte Proliferation**

☐ Functional Improvement



Ki-67
HNF4α
Overlay
Anti-GFP
SZN-043



Liver *Mki67*
Mki67/Actb mRNA (Fold)
24 h
48 h
72 h
0
5
10
15
20
***
****
Anti-GFP
SZN-043

- SZN-043 induces Axin-2 expression selectively in the liver in normal mice
- Induces mature hepatocyte proliferation in alcoholic hepatitis mouse model and TAA mouse model
- SZN-043 treatment restores normal clotting function in TAA liver injury model by day 3

SURROZEN

© 2021 Surrozen, Inc. 23

SZN-043 Reduces Markers of Liver Injury and Inflammation Activity in Alcohol Injury Model Support Clinical Development Path © 2021 Surrozen, Inc. AST:ALT ratio Ammonia Liver IL6 Selective Wnt activation Hepatocyte Proliferation Functional Improvement Surrozen established a rodent model of alcohol-induced liver injury Alcohol injury in the model leads to characteristics of severe alcoholic hepatitis in humans, e.g. hepatocyte injury, increased ammonia, elevated cytokines SZN-043 treatment reduces ammonia   SZN-043 treatment reduces the AST:ALT ratio, IL1β, and IL6

Clinical Development Plan Provides Fast Path to POC and Approval

- Short-term IV treatment for rapid hepatocyte regeneration in an acute setting of hepatocyte loss
- Potential to demonstrate early activity in Phase 1 SAD (placebo-controlled)
- Proof of concept in Phase 1 placebo-controlled MAD (on top of SOC) could potentially lead to Fast Track Designation
- Phase 2/3 adaptive design may accelerate development timeline, primary endpoint readout at 90 days

	PHASE 1A **SAD**	PHASE 1B **MAD**	PHASE 2/3
Pop	HV/Early cirrhosis	Severe Alcoholic Hepatitis	Severe Alcoholic Hepatitis
N	30-45	Up to 30	300 (placebo controlled)
Sites	US	US	Worldwide
Early Activity/Clinical Efficacy	○	○	○
Inform Dose	○	○	○
Proof of Mechanism	○	○	○
Safety / PK	○	○	○
Additional End-Points	PD markers	7day Lille score, MELD score PD markers	90-day mortality

MELD: Model for end-stage liver disease score

SURROZEN

© 2021 Surrozen, Inc. 25

Wnt and Ocular Diseases Broad Set of High Prevalence Diseases © 2021 Surrozen, Inc. Fzd4 maintains and restores the blood-retina barrier SWAP antibodies activating Fzd4 inhibited vascular leakage 1.5M patients in the US Wnt involved in retinal pigment epithelial (RPE) cells and photoreceptor regeneration In-vitro, SWAP antibodies stimulated RPE proliferation & differentiation  1M patients with late dry AMD in the US Wnt involved in acinar cell proliferation  Human lacrimal gland explant cultures respond to SWAP antibodies 70,000 patients with Sjogren's disease in the US Wnt involved in corneal endothelial cell proliferation  In-vitro, SWAP antibodies stimulated proliferation of primary human endothelial cells 4% of people over 40 in the US Dry AMD Sjögren’s Dry Eye Wet AMD Fuchs’ Dystrophy

© 2021 Surrozen, Inc. SZN-1326 INTESTINE SZN-043 LIVER RESEARCH PROGRAMS 2021 Complete IND-enabling Toxicology Studies 2021 Complete IND-enabling Toxicology Studies 2022 Phase 1a in Healthy Volunteers 2023 Phase 1b in Ulcerative Colitis Patients 2022 Phase 1a in Healthy Volunteers and Hepatic Impairment Patients 2023 Phase 1b in Severe AH Patients 2022+  Nominate Additional Lead Candidates Near Term Outlook and Potential Milestones Multiple Clinical Milestones with Potential for Early Proof of Concept 2023+  File Additional INDs

Highlights of Business Combination © 2020 Surrozen, Inc. Transaction Summary Surrozen, Inc. (“Surrozen”) and Consonance-HFW Acquisition Corp. (“CHFW”) expected to merge pursuant to a Business Combination Agreement Expected post transaction equity value of $432 million, assuming a CHFW share price of $10.00/share and no redemptions Transaction expected to close Q3 2021 Concurrent PIPE Financing Concurrent $120 million PIPE financing led by a U.S.-based, healthcare-focused fund and Consonance Capital Management PIPE investors received units consisting of one share of CHFW and 1/3rd of one redeemable warrant to purchase one share of CHFW Management and Board Post-transaction company to be led by Surrozen CEO Craig Parker and current Surrozen senior management team CHFW has right to nominate one additional Director to serve on the post-combination Board of Directors, and intends to nominate former Pfizer Chief Medical Officer Mace Rothenberg, M.D. Use of Proceeds Anticipate the net proceeds from CHFW trust account and the concurrent PIPE financing, together with existing cash & cash equivalents and short-term investments will be used as follows: fund the development of SZN-1326 and SZN-043 through Phase 1b clinical trials; identify additional lead product candidates and IND candidates; and the remaining proceeds to fund other ongoing research and discovery programs as well as for working capital and other general corporate purposes

Financials and Ownership

All numbers in millions, except per share amounts

PRO FORMA VALUATION AND OWNERSHIP

Pro Forma Valuation

Pro Forma Shares Outstanding[1,2]	43.195
Assumed Share Price	$10.00
Equity Value	**$432.0**
Less: Cash	228.7
Plus: Debt	--
Enterprise Value	**$203.3**

Pro Forma Ownership[1,2,9]

Surrozen Shareholders	20.0
PIPE Investors[3,4]	9.5
CHFW SPAC IPO Investors[5]	9.2
CHFW Sponsor	4.5
PIPE Shares	*2.5*
Founder's Shares and Private Placement Shares[7]	*2.0*
Total Shares Outstanding	**43.2**



10%
21%
46%
22%
SRZN Shareholders
PIPE Investors
CHFW Sponsor
CHFW Investors

SOURCES

CHFW Trust Equity[2]	$92.0
Surrozen Balance Sheet Cash[6]	38.5
Proceeds from PIPE Financing	120.2
Surrozen Shareholder Equity Rollover	200.0
Total Transaction Sources	**$450.7**

USES

Equity Consideration to Surrozen Shareholders[8]	$200.0
Cash to Balance Sheet	228.7
Estimated Transaction Expenses	22.0
Total Transaction Uses	**$450.7**

1. Includes shares subject to outstanding Surrozen equity awards. Excludes impact of 3.2mm outstanding warrants to purchase CHFW shares and 4.0mm warrants underlying units purchased in PIPE transaction.
2. Assumes no CHFW shareholder redeems shares as part of transaction
3. Does not include CHFW Sponsor purchase of 2.5m shares
4. PIPE investors includes certain existing Surrozen shareholders
5. Includes 1m shares purchased by Consonance Capital Management in CHFW IPO
6. Surrozen estimated balance sheet cash as of 3/31/2021
7. Includes impact of forfeiture of portion of founder's shares as part of transaction
8. Includes shares subject to outstanding Surrozen equity awards.
9. Percentages in chart do not sum to 100% due to rounding

SURROZEN

© 2021 Surrozen, Inc.
29

Potential First-in-Class Pioneers in discovering and developing therapeutics that selectively activate the Wnt signaling pathway Highlights © 2021 Surrozen, Inc. Potential for Establishing a New Treatment Paradigm in a Broad Spectrum of Therapeutic Areas  Tissue selective regeneration for GI tract, liver, retina, cornea, kidney, lung, and pancreas Two Proprietary Platforms Broad libraries of receptor specific antibodies enable rapid deployment of disease specific candidates Preclinical Proof of Concept Established Cell proliferation, tissue regeneration and functional improvement demonstrated in animal models of multiple diseases Two High-Value Programs Moving Toward the Clinic Inflammatory Bowel Disease (SZN-1326: FIH 2022)  and Severe Alcoholic Hepatitis (SZN-043: FIH 2022)  Capital Efficient Clinical Development Strategy Both development programs have the potential to provide clinical proof of concept in Phase 1b

The Wnt Company - Powering Regeneration 2021 © 2021 Surrozen, Inc.